UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 15, 2025
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
NYSE Texas, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

On May 29, 2025, GATX Corporation ("GATX") entered into a definitive agreement to acquire approximately 105,000 railcars from Wells Fargo Bank, N.A. and its affiliates ("Wells Fargo") for $4.4 billion through a newly formed joint venture with Brookfield Infrastructure Partners L.P. and its institutional partners (collectively, “Brookfield”). Initially, GATX's ownership share in the joint venture will be 30%, with Brookfield's share at 70%. GATX holds annual call options to acquire up to 100% of the joint venture equity over time. A portion of the purchase price will be financed by the joint venture in the form of debt financing, which will be guaranteed by GATX. GATX will also directly purchase approximately 223 locomotives from Wells Fargo, and Brookfield will directly acquire Wells Fargo’s rail and locomotive finance lease portfolio (such transactions collectively, the "Transaction"). GATX will serve as manager of the railcars in the joint venture and the railcars and locomotives in the finance lease portfolio directly owned by Brookfield.

On September 16, 2025, GATX announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, in connection with the Transaction, which followed clearance from the European Commission under the EU merger regulation in August 2025. Additionally, the legal mandatory waiting period under the Canadian Competition Act expired on September 24, 2025 and, on October 9, 2025, the parties received a no-action letter from the Commissioner of Competition indicating that he does not intend to challenge the Transaction under the merger provisions of the Canadian Competition Act. Transaction approval is pending with additional regulatory agencies, following which the Transaction is anticipated to close in the first quarter of 2026 or sooner, subject to customary closing conditions; however, there can be no assurance as to when or whether all closing conditions will be satisfied and therefore there can be no assurance as to when the Transaction will be consummated or whether it will be consummated at all.

The historical audited financial statements of Wells Fargo Rail, a carve out business of Wells Fargo, ("Wells Fargo Rail") as of and for the years ended December 31, 2024 and 2023, the historical unaudited financial statements of Wells Fargo Rail as of June 30, 2025 and for the six months ended June 30, 2025 and June 30, 2024, and the unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 (the “pro forma financial statements”) are included in the exhibits of this Form 8-K and are incorporated by reference into GATX's registration statements on Form S-3 (file no. 333-286436) and Forms S-8 (file no. 333-219346, file no. 333-182219, file no. 333-145581, and file no. 333-145583).

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits and attachments hereto) not based on historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “continue,” “likely,” “will,” “would”, and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.

The following factors, in addition to those discussed in our press releases and filings with the U.S. Securities and Exchange Commission, could cause actual results to differ materially from our current expectations expressed in forward-looking statements:

•a significant decline in customer demand for our transportation assets or services, including as a result of:
◦prolonged inflation or deflation
◦high interest rates
◦weak macroeconomic conditions and the impact of global trade disruptions on us and our customers, including the impact of tariffs on inflation, supply chains and consumer sentiment
◦weak market conditions in our customers' businesses
◦adverse changes in the price of, or demand for, commodities
◦changes in railroad operations, efficiency, pricing and service offerings, including those related to "precision scheduled railroading" or labor strikes or shortages
◦changes in, or disruptions to, supply chains
◦availability of pipelines, trucks, and other alternative modes of transportation
◦changes in conditions affecting the aviation industry, including global conflicts, geographic exposure and customer concentrations
◦customers' desire to buy, rather than lease, our transportation assets
◦other operational or commercial needs or decisions of our customers
•inability to maintain our transportation assets on lease at satisfactory rates and term length due to reduced demand or oversupply of transportation assets in the market or other changes in supply and demand
•competitive factors in our primary markets, including existing or new competitors with significantly greater financial resources, higher credit ratings or lower costs of capital
•higher costs associated with increased assignments of our transportation assets following non-renewal of leases, customer defaults, and compliance maintenance programs or other maintenance initiatives
•events having an adverse impact on assets, customers, or regions where we have a concentrated investment exposure
•financial and operational risks associated with long-term purchase commitments for transportation assets
•reduced opportunities to generate asset remarketing income
•inability to successfully consummate and manage ongoing acquisition and divestiture activities, including the acquisition of approximately 105,000 railcars from Wells Fargo

•reliance on Rolls-Royce in connection with our aircraft spare engine leasing businesses, and the risks that certain factors that adversely affect Rolls-Royce could have an adverse effect on our businesses
•potential obsolescence of our assets
•risks related to our international operations and expansion into new geographic markets, including laws, regulations, tariffs, taxes, treaties or trade barriers affecting our activities in the countries where we do business
•failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees
•inability to attract, retain, and motivate qualified personnel, including key management personnel
•inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruption of our business
•exposure to damages, fines, criminal and civil penalties, and reputational harm arising from a negative outcome in litigation, including claims arising from an accident involving transportation assets
•changes in, or failure to comply with, laws, rules, and regulations
•environmental liabilities and remediation costs
•operational, functional and regulatory risks associated with climate matters, severe weather events and natural disasters
•U.S. and global political conditions and the impact of increased geopolitical tension and wars on domestic and global economic conditions in general, including supply chain challenges and disruptions
•prolonged inflation or deflation
•fluctuations in foreign exchange rates
•deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs
•inability to obtain cost-effective insurance
•changes in assumptions, increases in funding requirements or investment losses in our pension and post-retirement plans
•inadequate allowances to cover credit losses in our portfolio
•asset impairment charges we may be required to recognize
•inability to maintain effective internal control over financial reporting and disclosure controls and procedures
•the occurrence of a widespread health crisis and the impact of measures taken in response

Item 9.01 Financial Statements and Exhibits

(a)    Financial statements of business acquired

•The audited combined financial statements of Wells Fargo Rail as of and for the years ended December 31, 2024 and 2023 and the related notes to the combined financial statements incorporated herein by reference to Exhibit 99.1 to this Form 8-K.
•The unaudited condensed combined financial statements of Wells Fargo Rail as of June 30, 2025 and for the six months ended June 30, 2025 and June 30, 2024 and the related notes to the condensed combined financial statements incorporated herein by reference to Exhibit 99.2 to this Form 8-K.

(b)    Pro forma financial information

•The unaudited pro forma condensed combined financial statements, and the related notes thereto, of GATX and Wells Fargo Rail, as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 incorporated herein by reference to Exhibit 99.3 to this Form 8-K.

(c)    Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Audited combined financial statements of Wells Fargo Rail as of and for the years ended December 31, 2024 and 2023.
99.2	Unaudited condensed combined financial statements of Wells Fargo Rail as of June 30, 2025 and for the six months ended June 30, 2025 and June 30, 2024.
99.3	Unaudited pro forma condensed combined financial statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

October 15, 2025